UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of Earliest Event Reported): July 22, 2005


                          HALIFAX CORPORATION
        (Exact name of registrant as specified in its charter)


      Virginia             1-08964               54-0829246
  (State or other       (Commission File      (I.R.S. Employer
  jurisdiction of           Number)         Identification No.)
   incorporation)

           5250 Cherokee Avenue, Alexandria, Virginia 22312
               (Address of principal executive offices)
                              (Zip Code)


Registrant's telephone number, including area code:  (703) 658-2400

                              N/A
     Former name, former address, and former fiscal year, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

     Our 2005 annual meeting of shareholders will be held on Friday, September 9, 2005 at 10:00 a.m., local time, at our principal executive offices located at 5250 Cherokee Avenue, Alexandria, VA 22312.

     Proposals by shareholders that are intended for inclusion in our proxy statement and proxy and to be presented at our 2005 annual meeting of shareholders must be submitted in writing to our Secretary at our principal executive offices on or before the close of business on Tuesday, July 26, 2005 in order to be considered for inclusion in our proxy materials. Such proposals may be included in our proxy materials if they comply with the rules and regulations of the Securities and Exchange Commission governing shareholder proposals. Shareholders are advised to review our bylaws, which contain additional requirements regarding submission of shareholder proposals.

                               SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HALIFAX CORPORATION



Date:  July 25, 2005               By:  /s/JosephSciacca
                                       Joseph Sciacca
                                       Vice President, Finance & CFO